Exhibit 99.1
PlanetOut Reports Third-Quarter 2007 Results
Company Continues to Execute on Restructured Business Plan
SAN FRANCISCO, November 1, 2007 — PlanetOut Inc. (Nasdaq: LGBT), the leading media and entertainment company exclusively focused on the gay and lesbian market, today reported its financial results for the third quarter ended September 30, 2007.
“During the third quarter we continued to make significant progress in our efforts to solidify our balance sheet and position the company for future growth,” said Karen Magee, chief executive officer, PlanetOut Inc.  “During the quarter we closed our private placement financing for $26.2 million dollars with a group of new and existing institutional investors, and we took major actions to simplify and focus the company, and reduce expenses.”
“During this challenging time of rebuilding the company, we are making tough but necessary strategic decisions that we believe will result in stronger, more successful businesses going forward.” Magee added.
Sale of RSVP
PlanetOut also announced that the closing of its planned sale of assets of RSVP Productions, Inc. to Atlantis Events, Inc. has not yet occurred, as a certain condition to closing that transaction has not yet been satisfied. “RSVP’s operations continue to function as usual and we are working to ensure that the transaction closes as quickly as possible,” said Magee.
Third-Quarter Financial Results
Revenue — Total revenue for the third quarter of 2007 was $13.7 million, a decrease of two percent compared to $14.0 million for the same period one year ago.
Advertising services revenue for the third quarter of 2007 was $7.3 million, up from $6.4 million for the third quarter of 2006.
Subscription services revenue for the third quarter of 2007 was $5.4 million, down from $5.8 million for the third quarter of 2006.
Transaction services revenue for the third quarter of 2007 was $1.0 million, down from $1.8 million for the same quarter a year ago.
Adjusted EBITDA — Adjusted EBITDA for the third quarter of 2007 was $(0.9) million, down from $1.4 million for the same quarter a year ago.

Net Loss and Net Loss Per Share — GAAP net loss for the third quarter of 2007 was $4.8 million, or a loss of $1.21 per basic and diluted share, compared with a GAAP net loss of $1.5 million for the same quarter a year ago, or a loss of $0.86 per basic and diluted share.
For the third quarter of 2007, Adjusted Net Loss was $3.2 million, or a loss of $0.83 per basic and diluted share, down from Adjusted Net Income of $0.0 million for the third quarter of 2006, or $0.03 per basic and diluted share.
Please refer to the “Note to Unaudited Condensed Consolidated Statements of Operations” for definitions of certain key financial measures used here and in the “Business Outlook” sections of this press release.
Business Outlook
The following statements are based upon management’s current expectations. These statements are forward-looking, and actual results may differ materially. The company undertakes no obligation to update these statements.
For full year 2007, including the year-to-date results of its discontinued operations, PlanetOut has reduced its previous guidance and expects total revenue to be between $69.0 million and $72.0 million and Adjusted EBITDA to be between $(9.0) million and $(11.0) million.
Conference Call and Webcast Information
The company will host a conference call and live webcast today at 5:30 p.m. Eastern Time (2:30 p.m. Pacific Time) to discuss results for the third quarter.
Parties in the United States and Canada can dial 800-257-1836 to participate in the teleconference. International parties can access the call at 303-205-0033. Additionally, PlanetOut Inc. will offer a live webcast of the conference call, accessible from the “Investor Relations” section of the company’s website (www.planetoutinc.com). A telephonic replay is also available for two weeks after the live call at 800-405-2236 (international parties dial 303-590-3000). Pass code: 11099336#.
Use of Non-GAAP Financial Measures
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted earnings per share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss), and net income (loss) per share — basic and diluted, respectively, which the company believes are the most comparable GAAP measures. The company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and other expense, net. The company considers Adjusted EBITDA to be an important indicator of its operational strength. The company deducts other expense, net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and stock-based compensation expense from period to period, which the company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and stock-based compensation costs are not directly attributable to the underlying performance of the company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding loss from discontinued operations, stock-based compensation expense, restructuring, non-cash impairment charges, executive transition and financial advisory fees. The company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
PlanetOut’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing economic performance and PlanetOut therefore uses non-GAAP information internally to evaluate and manage the company’s operations. PlanetOut has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how the company analyzes its operating results.
Forward-Looking Statements
In addition to the historical information contained herein, this press release contains forward-looking statements, including statements regarding PlanetOut’s anticipated future growth and financial performance, as well as statements containing the words “believes,” “anticipates,” “expects,” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the company’s limited operating history and variability of operating results; competition; the company’s ability to attract and retain subscribers and advertisers; timing of product launches; success of its marketing efforts; and the company’s dependence on technology infrastructure and the Internet. Additional information concerning factors that could affect PlanetOut’s future business and financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, Annual Report on Form 10-K for the year ended December 31, 2006 and other public filings filed from time to time with the Securities and Exchange Commission (SEC), which are available at the SEC’s website at http://www.sec.gov. All such forward-looking statements are current only as of the date on which such statements were made. PlanetOut does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.
About PlanetOut Inc.
PlanetOut Inc. is the leading global media and entertainment company exclusively serving the lesbian, gay, bisexual and transgender (LGBT) community.
PlanetOut’s digital media brands include Gay.com, PlanetOut.com, Advocate.com, Out.com, OutTraveler.com and HIVPlusMag.com. PlanetOut print media brands include The Advocate, Out, The Out Traveler and HIVPlus, as well as SpecPub, Inc. titles. Transaction services brands include e-commerce Web sites Kleptomaniac.com and BuyGay.com, and book publisher Alyson Publications.
PlanetOut, based in San Francisco with additional offices in New York and Los Angeles, offers Global 1000 and local advertisers access to what it believes to be the most extensive multi-channel, multi-platform network of gay and lesbian people in the world. For more information, please visit http://www.planetoutinc.com.
Contact:
Kevin Nyland
PlanetOut Inc.
(415) 834-6389
kevin.nyland@planetoutinc.com

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2007	2006	2007
Revenue:
Advertising services	$6,386	$7,296	$19,051	$19,361
Subscription services	5,831	5,393	18,422	16,734
Transaction services	1,823	1,037	5,663	3,731

Total revenue	14,040	13,726	43,136	39,826

Operating costs and expenses: (*)
Cost of revenue	6,221	7,079	19,405	21,949
Sales and marketing	3,777	4,126	11,432	12,297
General and administrative	2,845	3,683	8,617	11,959
Restructuring	58	581	892	581
Depreciation and amortization	1,192	1,703	3,549	5,077
Impairment of goodwill	—	—	—	21,100

Total operating costs and expenses	14,093	17,172	43,895	72,963

Loss from operations	(53)	(3,446)	(759)	(33,137)
Other expense, net	(123)	(610)	(242)	(1,494)

Loss from continuing operations before income taxes	(176)	(4,056)	(1,001)	(34,631)
Provision (benefit) for income taxes	(38)	6	(38)	6

Loss from continuing operations	(214)	(4,050)	(1,039)	(34,625)
Loss from discontinued operations, net of taxes	(1,280)	(705)	(941)	(8,055)

Net loss	$(1,494)	$(4,755)	$(1,980)	$(42,680)

Loss per share from continuing operations — basic and diluted	$(0.12)	$(1.03)	$(0.60)	$(14.12)

Loss per share from discontinued operations- basic and diluted	$(0.74)	$(0.18)	$(0.54)	$(3.28)

Net loss per share — basic and diluted	$(0.86)	$(1.21)	$(1.14)	$(17.40)

Weighted-average shares used to compute net loss per share — basic and diluted	1,733	3,920	1,730	2,453

(*)	Includes stock-based compensation expense as follows:

Cost of revenue	$11	$36	$17	$164
Sales and marketing	16	2	18	37
General and administrative	34	129	12	417

Total stock-based compensation expense	$61	$167	$47	$618

Supplemental Financial Data (See Note to Unaudited Condensed Consolidated Statements of Operations)

Adjusted EBITDA	$1,398	$(929)	$4,064	$(4,662)

Adjusted Net Income (Loss)	$45	$(3,236)	$235	$(11,227)

Adjusted EPS:
Basic	$0.03	$(0.83)	$0.14	$(4.58)

Diluted	$0.03	$(0.83)	$0.14	$(4.58)

PlanetOut Inc.
Note to Unaudited Condensed Consolidated Statements of Operations
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted earnings per share (“Adjusted EPS”) – Basic and Diluted, which are reconciled to net income (loss), net income (loss) and net income (loss) per share – basic and diluted, respectively, which the Company believes are the most comparable GAAP measures. The Company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the Company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and other expense, net. The Company considers Adjusted EBITDA to be an important indicator of its operational strength. The Company deducts other expense, net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and stock-based compensation expense from period to period, which the Company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, loss from discontinued operations and stock-based compensation costs are not directly attributable to the underlying performance of the Company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the Company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense, restructuring, non-cash impairment charges, executive transition, financial advisory fees and loss from discontinued operations. The Company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the Company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS – Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
The Company undertakes no obligation to provide or update any such estimates or supplemental information in the future.

PlanetOut Inc.
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	September 30,
	2006	2007
Assets
Current assets:
Cash and cash equivalents	$9,674	$11,025
Short-term investments	2,050	—
Restricted cash	2,854	166
Accounts receivable, net	8,963	6,270
Inventory	1,690	1,204
Prepaid expenses and other current assets	4,137	2,280
Current assets of discontinued operations	7,573	1,613
Current assets held for sale	—	2,687

Total current assets	36,941	25,245
Property and equipment, net	10,737	9,303
Goodwill	28,590	7,538
Intangible assets, net	9,763	6,445
Other assets	1,021	570
Long-term assets of discontinued operations	6,537	2,086
Long-term assets held for sale	—	2,721

Total assets	$93,589	$53,908

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,691	$1,541
Accrued expenses and other liabilities	3,310	3,307
Deferred revenue, current portion	8,989	6,369
Capital lease obligations, current portion	694	826
Notes payable, current portion net of discount	8,817	—
Deferred rent, current portion	228	278
Current liabilities of discontinued operations	6,068	1,701
Current liabilities related to assets held for sale	—	2,451

Total current liabilities	29,797	16,473
Deferred revenue, less current portion	1,474	915
Capital lease obligations, less current portion	1,504	1,201
Notes payable, less current portion and discount	8,100	—
Deferred rent, less current portion	1,569	1,441
Long-term liabilities related to assets held for sale	—	613

Total liabilities	42,444	20,643

Stockholders’ equity:
Common stock	17	40
Additional paid-in capital	89,532	114,289
Accumulated other comprehensive loss	(122)	(102)
Accumulated deficit	(38,282)	(80,962)

Total stockholders’ equity	51,145	33,265

Total liabilities and stockholders’ equity	$93,589	$53,908

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Nine months ended
	September 30,
	2006	2007
Cash flows from operating activities:
Net loss	$(1,980)	$(42,680)
Net loss from discontinued operations, net of tax	941	8,055
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,549	5,077
Impairment of goodwill	—	21,100
Non-cash services expense	—	135
Provision for doubtful accounts	293	162
Restructuring	19	203
Stock-based compensation	47	618
Amortization of debt discount	—	392
Amortization of deferred rent	(59)	(78)
Loss on disposal or write-off of property and equipment	15	486
Changes in operating assets and liabilities, net of acquisition effects and classification of assets and liabilities related to assets held for sale:
Accounts receivable	(1,593)	1,405
Inventory	(83)	(522)
Prepaid expenses and other assets	(1,405)	1,245
Accounts payable	1,021	(24)
Accrued expenses and other liabilities	1,357	278
Deferred revenue	36	(555)

Net cash provided by (used in) continuing operating activities	2,158	(4,703)
Net cash used in discontinued operations	(3,986)	(1,986)

Net cash used in operations	(1,828)	(6,689)

Cash flows from investing activities:
Purchases of property and equipment	(2,632)	(2,830)
Changes in short-term investments	(769)	2,050
Changes in restricted cash	(4,080)	2,688
Acquisitions, net of cash acquired	76	—
Acquisition of discontinued operations, net of cash	(5,479)	—

Net cash provided by (used in) investing activities	(12,884)	1,908

Cash flows from financing activities:
Proceeds from exercise of common stock options and warrants	312	78
Proceeds from equity financing, net of transaction costs	—	24,017
Proceeds from issuance of notes payable	10,500	—
Proceeds from repayment of note receivable from stockholder	843	—
Principal payments under capital lease obligations and notes payable	(614)	(17,890)
Tax withholding payments reimbursed by restricted stock	—	(93)

Net cash provided by financing activities	11,041	6,112

Effect of exchange rate on cash and cash equivalents	(9)	20

Net decrease in cash and cash equivalents	(3,680)	1,351
Cash and cash equivalents, beginning of period	18,461	9,674

Cash and cash equivalents, end of period	$14,781	$11,025

Supplemental disclosure of noncash investing and financing activities:
Property and equipment and related maintenance acquired under capital leases	$2,135	$461

Issuance of common stock warrants in connection with debt issuance	$445	$—

PlanetOut Inc.
Reconciliations to Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2007	2006	2007
Adjusted EBITDA:
Net loss	$(1,494)	$(4,755)	$(1,980)	$(42,680)
Loss from discontinued operations	1,280	705	941	8,055
(Provision) benefit for income taxes	38	(6)	38	(6)
Other expense, net	123	610	242	1,494

Loss from operations	(53)	(3,446)	(759)	(33,137)
Restructuring	58	581	892	581
Non-cash impairment charges *	—	—	—	21,567
Executive transition	140	—	335	497
Financial advisory fees	—	66	—	135
Depreciation and amortization	1,192	1,703	3,549	5,077
Stock-based compensation expense	61	167	47	618

	$1,398	$(929)	$4,064	$(4,662)

Adjusted Net Income (Loss):
Net loss	$(1,494)	$(4,755)	$(1,980)	$(42,680)
Loss from discontinued operations	1,280	705	941	8,055
Stock-based compensation expense	61	167	47	618
Restructuring	58	581	892	581
Non-cash impairment charges *	—	—	—	21,567
Executive transition	140	—	335	497
Financial advisory fees	—	66	—	135

	$45	$(3,236)	$235	$(11,227)

Adjusted EPS:
Basic	$0.03	$(0.83)	$0.14	$(4.58)

Diluted	$0.03	$(0.83)	$0.14	$(4.58)

Weighted-average shares used to compute Adjusted EPS:
Basic	1,733	3,920	1,730	2,453

Diluted	1,733	3,920	1,730	2,453

*	Non-cash impairment charges for the nine months ended September 30, 2007 include $93,000 of charges for the three months ended March 31, 2007 not previously defined as a reconciling item in our calculation of Adjusted EBITDA or Adjusted Net Income (Loss).

PlanetOut Inc.
Unaudited Summary of Consolidated Segment Information
(In thousands)

	Three months ended			Three months ended
	September 30, 2006			September 30, 2007
	Online	Publishing	Total	Online	Publishing	Total
Revenue:
Advertising services	$2,646	$3,740	$6,386	$2,443	$4,853	$7,296
Subscription services	4,473	1,358	5,831	4,010	1,383	5,393
Transaction services	448	1,375	1,823	279	758	1,037

Total revenue	7,567	6,473	14,040	6,732	6,994	13,726

Direct operating costs and expenses:
Cost of revenue	2,446	3,775	6,221	2,842	4,237	7,079
Sales and marketing	2,440	1,337	3,777	2,125	2,001	4,126

Total direct operating costs and expenses	4,886	5,112	9,998	4,967	6,238	11,205

Contribution margin	$2,681	$1,361	4,042	$1,765	$756	2,521

Other operating costs and expenses:
General and administrative			2,845			3,683
Restructuring			58			581
Depreciation and amortization			1,192			1,703

Total other operating costs and expenses			4,095			5,967

Loss from operations			(53)			(3,446)
Other expense, net			(123)			(610)
Provision (benefit) for income taxes			(38)			6
Loss from discontinued operations			(1,280)			(755)

Net loss			$(1,494)			$(4,805)

	Nine months ended			Nine months ended
	September 30, 2006			September 30, 2007
	Online	Publishing	Total	Online	Publishing	Total
Revenue:
Advertising services	$7,242	$11,809	$19,051	$6,891	$12,470	$19,361
Subscription services	13,985	4,437	18,422	12,519	4,215	16,734
Transaction services	1,617	4,046	5,663	959	2,772	3,731

Total revenue	22,844	20,292	43,136	20,369	19,457	39,826

Direct operating costs and expenses:
Cost of revenue	7,394	12,011	19,405	9,766	12,183	21,949
Sales and marketing	7,774	3,658	11,432	7,019	5,278	12,297

Total direct operating costs and expenses	15,168	15,669	30,837	16,785	17,461	34,246

Contribution margin (loss)	$7,676	$4,623	12,299	$3,584	$1,996	5,580

Other operating costs and expenses:
General and administrative			8,617			11,959
Restructuring			892			581
Depreciation and amortization			3,549			5,077
Impairment of goodwill			—			21,100

Total other operating costs and expenses			13,058			38,717

Loss from operations			(759)			(33,137)
Other expense, net			(242)			(1,494)
Provision (benefit) for income taxes			(38)			6
Loss from discontinued operations			(941)			(8,055)

Net loss			$(1,980)			$(42,680)